EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the Principal Accounting Officer and the Trustee of Marine Petroleum Trust (the "Company"), does hereby certify, to such person's knowledge, that:

          The Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.


/s/ RON E. HOOPER
--------------------------------------------------------
Ron E. Hooper
Senior Vice President Royalty Management on behalf of Bank of America Private Bank, not in its individual capacity but solely as the trustee of Marine Petroleum Trust

Dated: November 13, 2003


A signed original of this written statement required by Section 906 has been provided to Marine Petroleum Trust and will be retained by Marine Petroleum Trust and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished as an exhibit to the Form 10-Q pursuant to Item 601(b)(32) of Regulation S-K and Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-Q for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.